                                                                   Exhibit 10.58


                                  LEASE SUMMARY

      THIS LEASE, made the 23rd day of April, 1999 between B & B Investment Company, as Agent for Owner, Trust #94-2302-N having its principal place of business at c/o Owen Wagener & Co., 955 N. Plum Grove, Suite C, Schaumburg, Illinois 60173 ("the Lessor"), and Foilmark, Inc., a Delaware Corporation having a place of business at 825 University Drive, Arlington Heights, Illinois 60004 ("the Lessee").

Section 1.1 -- Building "Premises": 825 University Drive   Approx. Sq.Ft. 12,000
                                    Arlington Heights, IL

      -- Lease "Term": Three (3) year(s) _____ Months(s)

      -- Commencement Date: May 1, 1999

      -- Expiration Date: April 30, 2002

Term Rent: One hundred thirty seven thousand seven hundred seventy two & 00/000 ($137,772.00) Dollars

- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------
                                                               Monthly
                             Monthly Base    Monthly Tax      Operating       Total Monthly
           Term                  Rent        Installment       Expense           Payment
- -------------------------------------------------------------------------------------------
05/01/1999 - 04/30/2000     $ 3,630.00      + * 2,560.00     + * 310.00      = $ 6,500.00
- -------------------------------------------------------------------------------------------
05/03/2000 - 04/30/2001     $ 3,825.00      + * 2,560.00     + * 310.00      = $ 6,695.00
- -------------------------------------------------------------------------------------------
05/01/2001 - 04/30/2002     $ 4,026.00      + * 2,560.00     + * 310.00      = $ 6,896.00
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------


*These figures are based on Lessor's current estimates and are subject to change in accordance with Section 3.2.

Section 1.2. -- Premises Use: Warehouse and distribution of hot stamp foil

Section 3.1. -- Pro Rata Share of Expenses: 12.000/63,350 or 18.88

Section 4.1. -- Insurance: $2,000,000 Aggregate, 1,000,000 Each Occurrence, $50,000 Fire Damage, $5,000 Medical Expense

Section 6.5 -- Parking Spaces: Ten (10)

Section 20.1 -- Property Manager Address: Owen Wagener & Co.
                                          955 N. Plum Grove Road, Suite C
                                          Schaumburg, IL 60173-4784

Section 25.1 -- Brokerage: Owen Wagener & Co.

Section 26.1 -- Security Deposit: $ 13,792.00

Exhibits "A" and Riders ________ attached hereto become part of this Lease, consisting of 13 pages.

Notice is hereby given that the submission of Lease is for the purpose of negotiation and your review and does not constitute an offer, lease or agreement to lease, or a reservation or option for the demised premises.

This Lease shall become effective and binding as a Lease only upon the execution and delivery, each to the other by both Lessee and Lessor.

The signor's below are officers, duly executed and authorized by the Corporation's Board of Directors to execute this lease extension.


                                    B & B Investment Company, as Agent for
                                    Owner, Trust #94-2302-N (Lessor)


                                    By: /s/ C. Jay Buikema
                                        -----------------------------------
                                        C. Jay Buikema


                                    Foilmark, Inc. A Delaware Corporation
                                    (Lessee)


                                    By: /s/ Frank J. Olsen, Jr.
                                        -----------------------------------

(Corporate Seal)                    Print: Frank J. Olsen, Jr. President
Attest:                                    --------------------------------
                                           Name

Signature By: /s/ Philip Leibel
              ------------------    By: /s/ Philip Leibel
                                        -----------------------------------
              Philip Leibel
              ------------------    Print: Philip Leibel  Vice President-Finance
              Print Name                   --------------------------------
              Assistant Secretary          Name           Title

                                   WITNESSETH:

                      SECTION I (Description-Term-Rent-Use)

      Section 1.1. The Lessor in consideration of Lessee's agreements and payment of rent and other costs, leases to the Lessee, and Lessee hereby leases the Premises for a Term as described on Page One with the use of (subject to such rules and regulations as the Lessor may prescribe) necessary entrances and appurtenances.

      SUBJECT, to all encumbrances, conditions, covenants, easements, restrictions and rights-of-way, whether or not of record, and other matters of record, if any, and to such matters as may be disclosed by inspection or survey.

            Lessee shall pay to Lessor as specified on Page One, in lawful money of the United States, at the office of Lessor, or at such other place as Lessor may designate, the Base Rent, Additional Rent, Tax and Expense Estimate (as hereinafter defined), and all other amounts becoming due to Lessor from Lessee hereunder, which are herein collectively referred to as the "Rent." Except as otherwise specifically provided, all Rent shall be paid without notice or demand and without abatement, deduction, counterclaim or setoff.

      The Rent shall be paid in equal monthly installments in advance on the first day of each month during the Term of this lease, except that the first month's rent shall be due and payable when this lease is executed. If the Term does not commence on the first day of a month, the monthly installment of Rent payable for the period from the commencement of the Term of this lease to the last day of the month in which such commencement occurs shall be prorated and paid on the date of such commencement. Lessee specifically agrees that for such installment for rent and payment of other charges which shall not be paid by the due date, then, in addition Lessee shall pay Lessor an amount equal to five (5%) of rental, which is then due, per month until paid. Such additional late charge shall be deemed an additional rental.

      Section 1.2. Lessee agrees that it will use and occupy the Premises for the purposes set forth on Page One.

      If the Lessor is unable to tender possession of the Premises on the date of the commencement of the term, the Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable by Lessee, but in such event unless the delay results from failure of Lessee to provide plans or otherwise perform in accordance with the requirements of the lease, no rental shall be payable by Lessee prior to actual tender to Lessee of possession of the Premises. In any event, late delivery of the Premises will not extend the Term of this lease. Lessee will not allow said Premises to remain vacant or unoccupied for ten (10) consecutive days. Lessee is solely responsible for obtaining and complying with any permits or license for occupancy or otherwise which are required by any public law, ordinance or governmental regulation. The Lessee will not make or permit to be made any use of the Premises which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation; or generate, discharge, treat, store or dispose of hazardous waste or petroleum as defined in the Resource Conservation and Recovery Act and Comprehensive Environmental Response Cooperation and Liability Act; or cause or contribute to any Environmental Condition as defined in Section
27.1 of this lease; or make or permit any use of the Premises which may be dangerous, noxious or offensive or create or maintain any nuisance in, at or on the Premises; or make or permit any use of the Premises which may invalidate, or increase the premium cost of any policy of insurance carried on the Building and environs and their operation, or any use which, in Lessor's sole judgment, shall impair the character, reputation or appearance of the Building and environs. This lease shall be construed and enforced in accordance with the laws of the state in which Building is situated. The parties hereto agree that the covenants and agreements herein contained shall bind and inure to the benefit of the Lessor, its successors and assigns, and the Lessee, its successors and assigns.

                  SECTION II (Covenant to Pay Rent & Utilities)

      Section 2.1. The Lessee covenants to pay, without notice or demand and without deduction or set-off for any reason whatsoever, the Base Rent and all other sums to be paid by Lessee as additional rent, as herein provided (all of which are hereinafter collectively referred to as the "rent").

      Section 2.2. Lessee shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity and other utilities used on the Premises. Lessor shall not be liable to Lessee for interruption of any utility service nor shall any interruption constitute a constructive eviction or grounds for rental abatement in whole or part. In the event utilities are not separately metered to Lessee, then Lessee will reimburse Lessor, upon demand, for the cost to Lessor of utilities used on the Premises.

                          SECTION III (Additional Rent)

      Section 3.1. In addition to paying the Rent specified in Section 1 as set forth on Page One, Lessee shall pay to Lessor as additional rent, the amounts (herein collectively called "Additional Rent") determined to be Tax Expense Adjustment and Operating Expense Adjustment (all as hereinafter defined) in accordance with this Section 3.

      Section 3.2. The term "Taxes" shall mean real estate taxes and assessments, including taxes based upon the receipt of rent, which may now or hereafter be levied or assessed against the Building, the land upon which the Building stands (the "Land"), herein collectively known as "Real Property." Taxes shall include expenses, including attorneys' fees, relating to seeking or obtaining reduction in and refunds of real estate taxes ("Tax Reduction Costs and Fees"), and shall also include special assessment installments payable during any Adjustment Year.

      If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, measurement, levy, imposition or charge or any part thereof shall be imposed upon Lessor in place or partly in place of any Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Real Property, the rents or other income therefrom or any Leases of any part thereof, then all such new taxes, measurements, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessment or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Lessor subject thereto and the income received by Lessor from the Real Property were the only income of Lessor.

      Section 3.3 "Lessor Expenses" shall mean those costs and expenses paid or incurred by or on behalf of Lessor for managing, operating, maintaining and repairing the Buildings, and common elements, the Land and the personal property used in conjunction therewith (said buildings, Land and personally herein collectively called the "Project"); including, without limitation, the cost of security and security devices and systems, if any, snow and ice and trash removal, cleaning and sweeping, planting and replacing decorations, flowers and landscaping, maintenance and repair and replacement of utility systems, electricity, water, sewers, fuel, lighting, window cleaning, insurance (including but not limited to, fire, extended coverage, all risk, liability, workman's compensation, or any other insurance carried by the Lessor and applicable to the Premises and not carried by Lessee under any provision of Leases) tuckpointing, management fees, supplies, as well as the cost of wages and salaries and benefits of all persons engaged in the operation, management, maintenance and repair of the Property, legal and accounting expenses or any other expense or charge, whether or not herein before mentioned, which, in accordance with generally accepted accounting and management principles, would be considered as an expense of managing, operating, maintaining or repairing the Property, except as hereinafter provided. Expenses shall not include costs or other items included within the meaning of the term "Taxes," costs of alternations of the premises of tenants, costs of capital improvements to the Property, depreciation charges, interest and principal payments on mortgages, real estate brokerage and leasing commissions, and any expenditures for which Lessor has been reimbursed (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in Leases), except as hereinafter provided.

      Section 3.4. The cost of any capital improvements to the Premises made after the date of this Lease which are intended to reduce Lessor's Expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Premises at the time it was constructed, amortized over such reasonable periods as Lessor shall determine, together with interest on the unamortized cost of any such determine, together with interest on the unamortized cost of any such improvements (at the prevailing construction loan rate available to Lessor on the date the cost of such improvements was incurred) shall be included in Lessor's Expenses.

      Section 3.5. "Adjustment Year" shall mean each calendar year during the Term of this Lease and "Adjustment Date" shall mean the first day of the Term and each January 1 thereafter falling within the Term.

      Section 3.6. "Lessee's Proportionate Share" shall mean the Premises' proportionate share of all rentable premises in the Buildings as outlined on the Front Page Section 3.6.

      Section 3.7. Lessee shall pay as Additional Rent Lessee's Proportionate Share of Taxes (such Proportionate Share shall herein be called the "Tax Expense Adjustment") and Lessor's Operating Expenses (such Proportionate Share shall herein be called the "Operating Expense Adjustment").

      Section 3.8. The aggregate of payments required to be made by Lessee on account of Tax Expense Adjustment and Operating Expense Adjustment for any Adjustment Year until the actual Tax Expense Adjustment and Operating Expense Adjustment for such Adjustment Year are determined is called "Tax and Expense Estimate." Lessor may, at any time and from time to time (including after the Term) deliver to Lessee a written notice or notices ("Projection Notice") setting forth (1) Lessor's reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes or Lessor's Expenses for the Adjustment Year and (2) Lessee's Tax and Expense Estimate (setting forth the Lessor Expense component and the Tax component separately), being Lessee's Proportionate Share of the Projections.

      Section 3.9. On or before the first day of the next calendar month following Lessor's service of a Projection Notice, and or before the first day of each month thereafter, Lessee shall pay to Lessor at the time and in the same manner as payment of Rent one twelfth (1/12) of the Tax and Expense Estimate shown in the Projection Notice. Within fifteen (15) days following Lessor's service of a Projection Notice, to bring Lessee's payments of Tax and Expense Estimate current Lessee shall also pay Lessor a lump sum equal to the Tax and Expense Estimate shown in the Projection Notice less any previous payments on account of Tax and Expense Estimate made during such Adjustment Year.

      Section 3.10. Following the end of such Adjustment Year and after Lessor shall have determined the amount of Lessors Taxes or Expenses to be used in calculating the Tax or Expense Adjustment for such Adjustment Year, Lessor shall notify Lessee in writing (any such notice herein called "Lessor's Statement") of such Lessor Taxes or Expenses and Lessee's Tax or Expense Adjustment for such Adjustment Year. If the Tax or Expense Adjustment owed for such Adjustment Year exceeds, respectively, the Tax or Expense Estimate paid by Lessee during such Adjustment Year, then Lessee shall, within thirty (30) days after the date of Lessor's Statement, pay to Lessor an amount equal to the extent of the Tax or Expense Adjustment over the Tax or Expense Estimate paid by Lessee during such Adjustment Year. If the Tax or Expense Estimate paid by Lessee during such Adjustment Year exceeds, respectively, the Tax or Expense Adjustment owed for such Adjustment Year, then Lessor shall credit such excess to Rent payable after the date of Lessor's Statement, or may, at its option, credit such excess to any Rent theretofore due and owing, until such excess has been exhausted. The Tax Adjustment and Expense Adjustments may occur at different times as the Lessor Taxes and Expenses become known.

      Section 3.11. Lessee shall have the right to examine Lessor's books and records showing Taxes and Lessor Expenses upon reasonable prior notice. Unless Lessee shall take written exception to any item of Taxes or Lessor Expenses within thirty (30) days after service of Lessor's Statement, Lessor's Statement shall be considered as final and accepted by Lessee. Notwithstanding any exception made by Lessee, Lessee shall pay Lessor the full amount of its Rent, subject to readjustment at such time as any such exception may be resolved.

      Section 3.12. With respect to any Adjustment Year which does not fall entirely within the Term, Lessee shall be obligated to pay as Additional Rent for such Adjustment Year only a prorata share of Additional Rent as hereinabove determined, equal to said Additional Rent multiplied by a fraction the numerator of which is the number of days of the Term falling within the Adjustment Year, and whose denominator is 365. Following expiration or termination of this Lease, Lessee shall pay any Additional Rent (including any Tax and Expense Estimate due on account of a revised Projection Notice) due to the Lessor within fifteen (15) days after the date of Lessor's Statement sent to Lessee. Without limitation of other obligations of Lessee which shall survive the expiration of the Term, the obligations of Lessee to pay Additional Rent provided for in this Section 3 shall survive the expiration or termination of this Lease. Additional Rent shall be charged from the Commencement Date of this Lease, even though if no Base Rent is due.

      Section 3.13. In no event shall any Additional Rent result in a decrease of the Total Monthly Payment payable hereunder as outlined in Section 1.1 on Page One. No interest or penalties shall accrue on any amounts which Lessor is obligated to credit or pay to Lessee by reason of this Section 3.

      Section 3.14. All amounts payable by Lessee as or on account of Additional Rent or Tax or Operating Expense Estimate shall be deemed to be Rent due under this Lease, and any provisions concerning default in payment of Rent and/or interest thereon after the due date thereof, shall be applicable thereto.

      Section 3.15. Lessee agrees to pay, in the same manner as set forth in
Section 3.2, an additional rent, an amount equal to any additional tax levied with respect to improvements made to Premises by Lessee, as the value of such improvements is shown on the assessment records.

      Section 3.16. If Lessee requests copies of actual vendor bills that substantiate calendar year building operating expenses, which is above the Lessor's standard invoicing, Lessee shall pay a fee for such copies.

      Section 3.17. Lessee shall provide Lessor with financial statements; i.e., income statement and balance sheet within thirty (30) days of notice from Lessor.

                             SECTION IV (Insurance)

      Section 4.1. The Lessee, at it's sole cost and expense, shall maintain (a) general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, adjoining streets and passageways, such insurance to afford protection of not less than the amounts as specified on Page One of this lease.

      Section 4.2. Lessor agrees to keep in force and effect insurance on Building against fire and such other risks as may be included in extended coverage insurance in an amount not less than the greater of 80% of the full insurable replacement value of the Building or the amount sufficient to prevent Lessor from becoming a co-insurer under the terms of the applicable policies. Such policies may be in blanket form and cover other properties owned by Lessor.

      Section 4.3. All policies of insurance shall be in form and substance satisfactory to the Lessor, shall be written with companies satisfactory to the Lessor, and shall not be cancelable on less than thirty (30) days' notice to the Lessor or the holder of any mortgage. Lessee shall provide current Certificates of insurance to the Lessor. Lessee's policies shall name Lessor, its agents, servants and employees, as additional insureds.

      Section 4.4. Lessor and Lessee intend that the risk of loss or damage to the Premises or any improvements therein be borne by responsible insurance carriers, and Lessor and Lessee hereby release each other and agree to look solely to, and seek recovery only from, such insurance carriers in the event of such a loss, to the extent that such coverage is agreed to be provided. All insurance policies to be maintained by either Lessor or Lessee shall contain a clause whereby the insurance carrier waives all rights of subrogation against the other party with respect to losses payable under such policies; and any applicable deductible amount shall be treated as though it were recoverable under such policies.

            SECTION V (Lessor's Right to Perform Lessee's Covenants)

      Section 5.1. If the Lessee shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the Lessor may, but shall not be obligated to, and without notice or demand and without waiving or releasing the Lessee from any obligation of the Lessee under this lease, make such payment or perform such other act to the extent the Lessor may deem desirable, and in connection therewith to pay expenses and to employ counsel. All sums so paid by the Lessor (including reasonable attorneys' fees) in connection therewith, together with interest thereon at the rate of five percent (5%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable to the Lessor on demand.

          SECTION VI (Premise Condition, Repairs, Maintenance & Waste)

      Section 6.1. Lessor shall videotape the leased premises for the purpose of establishing the condition of the premises prior to possession by Lessee. Said videotape shall be kept on file for comparison with a similar videotaping which will be done at the end of the lease term. A copy of said videotape may be purchased by Lessee for a fee. The Lessee covenants at the Lessee's sole expenses to take good care of the Premises and any Building equipment located therein, including but not limited to ceilings, floors, walls, woodwork, paint, doors, glass, plumbing, plumbing fixtures, heating/air conditioning, hot water systems, electrical fixtures, equipment and systems, mechanical systems and equipment, and agrees to keep the same in good order and condition and to make all repairs, replacements or renewals. The plumbing facilities shall not be used for any other purpose than for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee. The Lessee covenants to keep the Premises in a clean and orderly condition and free of debris, materials and rubbish.

      Section 6.2. All repairs, improvements, changes or alterations, made by the Lessee or Lessor shall immediately upon completion or installation thereof become the property of the Lessor without payment by the Lessor. The Lessee covenants that upon termination of this lease for any reason whatsoever the Lessee will surrender to the Lessor the Premises, together with all improvements, alterations, replacements thereto, and the Building equipment in good order, condition and repair, reasonable wear & tear excepted provided, however, that if Lessor requests Lessee to remove any such improvements, alterations or replacements, the Lessee shall remove the same and restore the Premises to their condition prior to the installation thereof. Upon such termination, Lessee shall remove, to Lessor's satisfaction, all petroleum, hazardous wastes and hazardous substances from the Premises (including soil and groundwater) and from any adjacent property upon which any such petroleum, hazardous wastes and hazardous substances generated or disposed of by the Lessee may be located. "Reasonable wear and tear" is hereby defined as that degree of wear and tear which would normally occur in the general image of a demised Premises but shall not include any neglect, abuse or physical damages to the floors, walls and ceiling of the demised Premises, nor any damage caused through operation of machinery, office equipment or other equipment. If discharges or liquids used by Lessee, should cause damage to the Leased Premises or other nearby premises, both interior or exterior, said damages shall not be deemed as "reasonable wear and tear", and Lessee shall be liable for the complete restoration of Premises. Said damages shall include, but not be limited to, damaged, rusting or corroded walls, floors, ceilings, doors, windows, plumbing, heating and air conditioning units, metal bar joints, steel desks, or roof vents or stacks.

      Section 6.3. The Lessee covenants not to do or suffer any waste or damage, disfigurement or injury to the Premises (including, without limitation, the walls and ceilings located therein) or permit or suffer any overloading of the floors, walls or roof structure of the Premises.

      Section 6.4. Lessee shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by the Lessor. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Lessor) within thirty
(30) days of the date Lessee takes possession of the Premises.

      Section 6.5. Lessor agrees to provide, for the use of Lessee the number of parking spaces for passenger automobiles as specified on Page One. Lessee shall have no interest in any parking area, but shall have only a license to use the same during the term of this lease, in common with others entitled to the use thereof. All rights with respect to parking and driveway areas shall be subject to regulation by Lessor, but Lessor shall have no liability to any person for any interference with any such rights. Lessee shall not allow any outside storage of debris, merchandise, waste, garbage containers, material, equipment, trailers or vehicles, or in any other way detract from the appearance of the premises, nor shall Lessee park motor vehicles overnight or over the weekends in the parking lot(s) of the Premises.

      Lessee agrees to store waste, scrap, garbage, etc., in enclosed metal containers with lids, and agrees not permit any motor vehicle to be stored on or about the premises. Waste containers are to be stored within the leased portion of the building.

      Section 6.6. Lessee acknowledges that it will be doing business with various business entities which may deliver, or cause to be delivered, various materials, to Lessee. Accordingly, Lessee covenants and agrees that it will make all necessary repairs of damages to any part of the Building within which the Demised Premises is located, which damages were caused by the act, omission or negligence of Lessee, Lessee's agents, employees, customers, invitees and suppliers, their agents employees or delivery services, during delivery or any other pursuance of Lessee's business of any nature whatsoever, within thirty
(30) days of the occurrence of such damages.

      Section 6.7. Lessee shall be responsible for the removal of any stain or deposits or grease, oil, tar, paint, or any other material or storage vessel which may be used in the course of business or stored by Lessee during Lessee's occupancy, and restoration thereof to any part of the Premises, parking lot or other outside agrees to the condition it was in upon Lessee's initial occupancy of the premises.

          SECTION VII (Compliance with Law and Insurance Requirements)

      Section 7.1. The Lessee covenants, at the Lessee's sole expense, to comply with all the recommendations of any insurer, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Premises or the sidewalks, curbs, parking lot(s) or drive-way(s), if any, adjoining the Premises, by reason of the Lessee's use. In the event Lessee does not comply with the recommendations of any insurer, Lessee shall be liable for the payment of any increase on the amount of any insurance premium raised by such non-compliance. If any permitted use hereunder becomes uninsurable, Lessee shall cause such use to become insurable at Lessee's expense, or Lessor may cancel and terminate this lease upon written notice.

                 SECTION VIII (Alterations and Signs by Lessee)

      Section 8.1. The Lessee shall not make any changes or alterations, structural or otherwise, to the Premises without the Lessor's prior written consent.

      Section 8.2. Lessee shall not (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, painting, or signs, or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent, which consent shall not be unreasonably withheld, and upon termination of the lease lessee shall restore the surfaces to which such lights, decorations, painting, signs or advertising media attached so that there is no evidence of attachment.

      All signs, decorations, advertising media, and window treatment or security installations visible from outside the Premises shall conform to the criteria established by Lessor and any applicable governmental regulations or requirements. Lessee shall pay for and comply with Lessor's uniform signage requirements.

                       SECTION IX (Damage or Destruction)

      Section 9.1. The Lessee covenants and agrees that in case of damage to or destruction of the Premises by fire or other casualty, the Lessee will promptly give written notice to Lessor, and the Lessor, will repair, and rebuild the same as nearly as possible to the condition the Premises were in prior to such damage or destruction, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Lessee, or rebuild any damage caused by the intentional and willful act of Lessee.

      Section 9.2. Rent shall abate proportionately on such part of the Premises as may have been rendered untenantable (so long as such untenantability was not caused by the intentional and willful act of Lessee) until such time as such part shall be fit for occupancy, and after which time the full amount of rent reserved in this lease shall be payable as hereinbefore set forth. The Lessee hereby waives the provisions of any law now or hereafter in effect which would relieve the Lessee from any obligation to pay rent or additional rent under this lease, except to the extent provided by this Section.

      Section 9.3. Anything in Section 9.1 to the contrary notwithstanding, if the Premises or Building shall be substantially damaged or destroyed by fire or otherwise, as determined by Lessor, the Lessor shall have the option of terminating this lease as of the date of such damage or destruction by written notice to Lessee given within thirty (30) days after such damage or destruction, in which event Lessor shall make a proportionate refund to Lessee of such rent as may have been paid in advance.

                            SECTION X (Condemnation)

      Section 10.1. If the whole or any part of the Premises shall be taken under the power of eminent domain, or shall be sold by the Lessor under threat of condemnation proceedings, then this lease shall terminate as to the part so taken or sold on the day when Lessee is required to yield possession thereof, and the Lessor shall make such repairs and alterations as may be necessary in order to restore the part not taken or sold to useful condition and the rental hereinbefore specified shall be reduced proportionately as to the portion of the Premises so taken or sold. If the amount of the Premises so taken or sold is such as to impair substantially the usefulness of the Premises for the purposes for which the same are hereby leased, then Lessee shall have the option to terminate this lease as of the date when Lessee is required to yield possession. In all events, all compensation awarded or paid for any such taking or sale of the fee and the leasehold, shall belong to the Lessor. Lessor shall notify Lessee of receipt of notice of condemnation.

      Section 10.2. Anything in this Section X to the contrary notwithstanding, if a portion of the Premises shall be taken in any proceeding the Lessor shall have the option of terminating this lease as of the date of vesting of title in the proceeding by written notice to Lessee and without limiting Lessee's right to recover damages in said proceedings, (provided that Lessor's damages are not reduced or diminished by said award to Lessee) given within thirty (30) days after such vesting of title, in which event Lessor shall make a proportionate refund to Lessee of such rent as may have been paid in advance.

            SECTION XI (Conditions of Work for Repairs/Alterations)

      Section 11.1. All work required by Sections 6.1 and 7.1, or as permitted by Section 8.1, shall be done subject to the conditions which the Lessor may impose and shall be done in a good and workmanlike manner.

                         SECTION XII (Mechanics' Liens)

      Section 12.1. The Lessee shall not permit any mechanics' or other liens to be filed against the Building or Premises or any underlying or adjacent property nor against the Lessee's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Lessee or anyone holding the Premises or any part thereof through or under the Lessee. The Lessor shall have the right at all reasonable times to post and keep posted on the Premises any notices which the Lessor may deem to be necessary or advisable for the protection of the Lessor and the Building or any part thereof from mechanics' liens. If any such mechanics' lien shall at any time be filed against the Premises, the Lessee shall cause the same to be discharged of record, or post a cash bond with Lessor for double the amount of the alleged lien, to be secured in lieu thereof, within twenty (20) days after the date of filing. If the Lessee shall fail to discharge such mechanics' lien within such period, then, the Lessor may, but shall not be obligated to, procure its discharge by paying the amount claimed to be due, or by deposit in court, or by bonding, and in any such event the Lessor shall be entitled, if the Lessor so elects, to compel the prosecution of an action for the foreclosure of such mechanics' lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid by the Lessor for any of the aforesaid purposes, and all reasonable attorney fees and other expenses of the Lessor, with interest at the rate of five percent (5%) per month until all monies are paid, shall be deemed additional rent hereunder and be payable by the Lessee to the Lessor on demand.

                SECTION XIII (Lessor's Right to Enter Premises)

      Section 13.1. The Lessee agrees to permit the Lessor and any authorized representatives of the Lessor, with or without prior notice to Lessee, to enter the Premises at all times during usual business hours or at any other time in case of emergency, to inspect the same and if the Lessor shall desire, but without implying any obligation on the Lessor, to make any repairs deemed necessary or desirable by the Lessor and to perform any work in the Premises deemed necessary by the Lessor to comply with any laws, ordinances, orders, regulations or requirements of any governmental authority or the recommendations of any insurer. During the progress of any such work, the Lessor may keep and store upon the Premises all necessary materials, tools and equipment. The Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to the Lessee.

      Section 13.2. The Lessee agrees to permit the Lessor and any authorized representatives of the Lessor to enter the Premises at all times during usual business hours to exhibit the same for the purpose of sale, mortgage or lease. The Lessor may display on the Premises, its usual "For Sale" or "For Lease" signs.

                     SECTION XIV (Assignment & Subletting)

      Section 14.1. In the event Lessee desires to sublease all or a portion of the Leased Premises, Lessee shall give Owen Wagener & Co. an exclusive agency agreement for a six (6) month period to secure such sub-tenant.

      Section 14.2. The Lessee shall not, without the Lessor's prior written consent, which consent shall not be unreasonably withheld, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer thereof or any lien upon the Lessee's interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one of other than the Lessee.

      Section 14.3. Lessee agrees to pay Lessor, on demand, reasonable fees, not to exceed $500.00, (including attorneys' fees) incurred by Lessor in connection with any request by Lessee for Lessor to consent to any assignment or subletting by Lessee.

      Section 14.4. If this lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent from assignee, subtenant or occupant, and apply the net amount collected to the Rent reserved, but no such assignment, subletting, occupancy or collection shall be a waiver of any of Lessee's covenants contained in this lease or the acceptance of the assignee, subtenant or occupant as Lessee, or a release of Lessee from performance by Lessee of covenants on the part of Lessee herein contained.

      Section 14.5. In the event Lessee desires to sublet all or part of the Premises, Lessee shall notify the Lessor in writing (hereinafter referred to as "Sublet Notice") of the terms of the proposed subletting and shall give the Lessor the option to sublet from Lessee such space (hereinafter referred to as "Sublet Space") at the same Basic Rent and additional rent as Lessee is required to pay Lessor under this lease for the same space or, at Lessor's option, to terminate the lease with respect to the Sublet Space.

      If the Sublet Space does not constitute the entire Premises and Lessor exercises its option to terminate this lease with respect to the Sublet Space, then as to that portion of the Premises which is not part of the Sublet Space, this lease shall remain in full force and effect except that the Rent shall be reduced by a fraction, the numerator of which shall be the rentable square feet of the Sublet Space and the denominator of which shall be the rentable square feet of the Premises. The option to sublet, or to terminate this lease, shall be exercisable by Lessor in writing within a period of thirty (30) days after receipt of the Sublet Notice.

      Section 14.6. In the event Lessor exercises its option to sublease the Sublet Space, the term of the subletting from the Lessee to the Lessor for the Sublet Space shall be the term set forth in the Sublet Notice and shall be on such other terms and conditions as are contained in this lease to the extent applicable.

      Section 14.7. In the event Lessor does not exercise either of its options specified above and Lessee with Lessor's prior written consent completes a sublease with a third party, the subtenant shall be subject to and comply with requirements of this section and this Lease to the extent applicable thereto.

                        SECTION XV (Rights of Mortgagee)

      Section 15.1. The rights of the Lessee under this Lease are subordinate at all times to the lien of any mortgages or deeds of trust now or hereafter in force against the Property of the Building. Any mortgagee or beneficiary under a deed of trust may, however, elect to have this Lease be superior to its mortgage or deed of trust. At Lessor's request, Lessee shall execute a document in recordable form confirming that this Lease is subordinate (or at the mortgagee's or beneficiary's election, superior) to any mortgage or deed of trust. Lessee, at the option of any mortgagee or beneficiary under a deed of trust ("Lessor's Mortgage"), agrees (a) to attorn to such mortgagee or beneficiary in the event of a foreclosure sale or deed in lieu thereof, and
(b) to execute such attornment, security, assignment or related agreements as Landlord's Mortgagee may reasonably require. In the event of any act or omission by the Lessor which would give the Lessee the right to terminate this lease or to claim a partial or total eviction from the Premises, the Lessee shall not exercise any such right (a) until it has notified in writing the Lessor's Mortgagee of such act or omission, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice, and Lessor's Mortgagee shall not with reasonable diligence have commenced and continued to remedy such act or omission or to cause the same to be remedied. If requested by Lessee, Lessor will notify Lessee in writing of the name and address of each Lessor's Mortgagee. No Lessor's Mortgagee shall be bound by any cancellation, amendment or modification of this Lease, or waiver of any provision of this Lease, which has not been consented to in writing by that Lessor's Mortgagee.

      Section 15.2. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust now or hereafter encumbering the Premises, or any part thereof, Lessee shall agree to and shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure, and recognize such purchaser as the Lessor under this lease if so requested by such purchaser.

     SECTION XVI (Indemnification of Lessor - No Representations by Lessor)

      Section 16.1. The Lessee and Lessor agrees to indemnify and hold harmless the other against and from any and all claims by or on behalf of any persons, firms, corporations, or Governmental Entities arising from the conduct or management of, or from any work or thing whatsoever done in or about, the Premises during the Term of this lease, and will further indemnify and hold the other harmless against and from any and all claims arising during the Term of this lease from any condition of the Premises, or any street, curb, sidewalk or parking lot area, if any, adjoining the Premises, or of the passageways or spaces therein or appurtenant thereto, or arising from any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee or Lessor to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Lessee or Lessor, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the Term of this lease, in or about the Premises, or upon or under the sidewalks and the land adjacent thereto, if any, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against the other by reason of any such claim, the Lessee, at its sole cost and expense, upon notice from the Lessor covenants to resist or defend such action or proceeding by counsel satisfactory to the Lessor.

      Section 16.2. The Lessee covenants and agrees to pay, and to indemnify the Lessor against, all legal costs and expenses, including counsel fees, lawfully and reasonably incurred in obtaining possession of the Premises after default by the Lessee or upon expiration or earlier termination of the Term of this Lease or Lease's right to possession thereunder or in enforcing any covenant or agreement of the Lessee herein contained, or in the defense of any suit arising out of the occupancy or operation of the Premises by the Lessee.

      Section 16.3. The Lessee is fully familiar with the condition of the Premises, and accepts them in satisfactory condition and in good repair as of the date of execution of this Lease. The Lessor has made no representations of whatever nature in connection with the condition of the Premises, and the Lessor shall not be liable for any intent or patent defects therein.

             SECTION XVII (Default Provisions - Remedies of Lessor)

      Section 17.1. The following events shall be deemed to be event of default by Lessee under this lease:

            (a) Lessee shall fail to pay any installments of Basic Rent or additional rent when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of five
(5) days from the date of notice from Lessor that such payment was due and outstanding.

            (b) Lessee shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Lessee or of all or a substantial part of its assets, (ii) become insolvent or admit in writing its inability to pay its debt as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, other than the Federal Bankruptcy Code, (v) file an answer admitting the material allegations of a petition filed against the Lessee in any reorganization or insolvency proceedings, other than a proceeding commenced pursuant to the Federal Bankruptcy Code, or if any order, judgment or decree shall be entered by any court of competent jurisdiction, except for bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Lessee insolvent or approving a petition seeking reorganization of the Lessee or appointing a receiver, trustee or liquidator of the Lessee or of all or a substantial part of its assets, or (vi) make a transfer in fraud of creditors.

            (c) Lessee shall fail to comply with any term, provision or covenant of this lease (other than the foregoing Section 17.1) and shall not cure such failure within twenty (20) days after written notice thereof to Lessee.

            (d) Lessee shall fail to comply with Section 12.1 hereof.

      Section 17.2. Upon the occurrence of any of such events of default described in Section 17.1 hereof, Lessor shall have the option to pursue either or both of the following remedies:

            (a) Terminate this lease by giving to the Lessee a notice of intention to end the Term of this lease specifying a day not earlier than five
(5) days thereafter, and upon the giving of such notice the Term of this lease and all right, title and interest of the Lessee hereunder shall expire on the day so specified, whereupon, Lessee shall immediately surrender the Premises to Lessor, and, if Lessee fails so to do, Lessor may, without prejudice to any other remedy which it may have enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises, by force if necessary, without being liable for prosecution or any claims of damages, and Lessee agrees to pay to Lessor on demand the amount of all loss and damages which Lessor may suffer by reason of such termination, whether through liability to relet the Premises on satisfactory terms or otherwise. Lessee shall pay a fee for each eviction notice prepared and served to Lessee, and on each NSF check. If any checks written during the lease term fail to clear Lessee's bank, Lessor may demand all future rent payments to be either in the form of cash, certified check, money order, wire transfer or cash equivalent funds. Further, Lessee shall reimburse the Lessor for all legal fees and court costs incurred by Lessor due to Lessee's default.

            (b) Enter upon and take possession of the Premises without terminating this lease and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and without terminating this lease or releasing Lessee from its obligation hereunder for the full Term hereof, endeavor to relet the Premises for such time and upon such terms as the Lessor shall determine, and receive the rent therefor. In any case of reletting hereunder, the Lessor may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by Lessor necessary or desirable, and the Lessee shall, upon demand, pay the cost thereof, together with Lessor's expenses, the Lessee shall pay to the Lessor the amount of such deficiency upon demand. In the event Lessor is successful in reletting the Premises at a rental in excess of that agreed to be paid by Lessee pursuant to the terms of this lease, Lessor and Lessee each mutually agree that Lessee shall not be entitled, under any circumstances, to such excess rental, and Lessee does hereby specifically waive any claim to such excess rental and to any setoff under this Lease.

      Section 17.3. The Lessee hereby expressly waives the service of notice of intention to re-enter provided for in any statute, or to institute legal proceedings to that end, and also waives any and all right of redemption in case the Lessee shall be dispossessed by a judgment or by warrant of any court or judge. The Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out of or in connection with this lease, the relationship of Lessor and Lessee thereunder, the Premises or the Lessee's use or occupancy thereof. The terms "enter", "entry" as used in this lease are not restricted to their technical legal meaning. If, on account of any breach or default by Lessee in Lessee's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Lessor to employ or consult with an attorney concerning, or to enforce or defend, any of Lessor's rights or remedies hereunder. Lessee agrees to pay all reasonable attorney's fees so incurred by Lessor.

      Section 17.4. Upon the occurrence of any of such events of default described in Section 17.1 hereof, Lessee shall reimburse Lessor for unamortized tenant improvement costs incurred by Lessor. Tenant improvement cost includes those that Lessee requested as a condition to accept Lessor's lease.

                          SECTION XVIII (Holding Over)

      Section 18.1. Lessee covenants that it will vacate the Premises immediately upon the expiration or sooner termination of the Term of this Lease or Lessee's right to possession hereunder. If the Lessee retains possession of the Premises or any part thereof after the termination of the Term, the Lessee shall pay the Lessor rent at double the monthly rate specified in Section 1 for the time the Lessee thus remains in possession and, in addition thereto, shall pay the Lessor for all damages, consequential as well as direct, sustained by reason of the Lessee's retention of possession. If the Lessee remains in possession of the Premises, or any part thereof, after the termination of the Term, such holding over shall, at the election of the Lessor expressed in a written notice to the Lessee and not otherwise, constitute a renewal of this lease for one year at a rental rate equal to that which Lessor in good faith was then prepared to offer the Premises to third parties. The provisions of this Section do not exclude the Lessor's rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and instead remove Lessee through summary proceedings for holding over beyond the expiration of the Term of this lease.

               SECTION XIX (Invalidity of Particular Provisions)

      Section 19.1. If any covenant, agreement or condition of this lease shall to any extent be invalid or unenforceable, the remainder of this lease, shall not be affected thereby. Each covenant, agreement or condition of this lease shall be valid and enforceable to the fullest extent permitted by law.

                              SECTION XX (Notices)

      Section 20.1. All notices, demands and requests which are required to be given by either party to the other shall be in writing and shall be deemed given when sent by courier, hand delivery, faxed or United States Certified Mail, postage prepaid, if for the Lessee, addressed to the Lessee at the Premises or at such other place as the Lessee may designate by written notice to the Lessor at the address specified on page one, or at such other place as the Lessor may designate by written notice to the Lessee.

      Section 20.2. Lessee will deliver to the Lessor, copies of any document received from; and copies of any documents submitted by the Lessee to: the United States Environmental Protection Agency and/or any state country or municipal environment or health agency concerning its operations on the Premises.

                          SECTION XXI (Quiet Enjoyment)

      Section 21.1. The Lessor covenants and agrees that the Lessee upon paying the Basic Rent, additional rent and all other charges herein provided for and performing and fulfilling covenants, agreements and conditions of this lease shall lawfully and quietly hold, occupy and enjoy the Premises, subject, however, to the matters herein set forth.

                SECTION XXII (Limitation of Lessor's Liability)

      Section 22.1. The term "Lessor" as used in this lease shall be limited to, mean and include only the owner or owners of the Lessor's interest in this lease in the time of question, and in the event of any transfer of such interest, the Lessor herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfers of all personal liability as respects the performance of any covenants or agreements to be performed, provided that any funds in the hands of such Lessor or the then transferor at the time of such transfer, in which the Lessee has an interest shall be turned over to the transferee and provided further that upon any such transfer, the transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this lease contained to be performed on the part of the Landlord, the covenants and agreements contained in this lease on the part of the Lessor to be performed shall, be binding on the Lessor, its successors and assigns, only during their respective periods of ownership.

                 SECTION XXIII (Estoppel Certificate by Lessee)

      Section 23.1. At any time upon not less than ten (10) days' notice the Lessee agrees to execute and deliver to the Lessor a statement in writing certifying (a) that this lease is unmodified and in full force and effect or that the same is in full force and effect as modified, (b) the dates to which the Base Rent, additional rent and other changes have been paid, and (c) that, the Lessor is not in default under any provisions of this lease and if a default exists, the nature of said default.

          SECTION XXIV (Cumulative Remedies-No Waiver-No Oral Change)

      Section 24.1. The remedies under the terms of this lease are cumulative and are not exclusive of any other remedies to which the Lessor may be entitled, either at law or in equity, in case of any breach or threatened breach of this lease. No waiver by the Lessor of any covenant, option, agreement or condition of this lease shall be deemed to have been made unless expressed in writing and signed by the Lessor. No receipt of monies by Lessor from Lessee after the termination or cancellation hereof or any rights granted to Lessee hereunder in any lawful manner shall reinstate, continue or extend the Term hereof, or affect any notice given to Lessee, or operate as a waiver of the right of the Lessor.

      Section 24.2. This lease cannot be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change is sought.

                            SECTION XXV (Brokerage)

      Section 25.1. Lessee and Lessor each represent and warrant to each other that they have dealt with no broker, agent or other person in connection with this transaction other than those persons as specified on Page One, and Lessee and Lessor agree to indemnify and hold each other harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee or Lessor as the case may be with regard to this leasing transaction. The provisions of this Section shall survive the termination of this lease.

                        SECTION XXVI (Security Deposit)

      Section 26.1. Lessee has deposited with Lessor the sum as specified on Page One as security for the full performance of every provision of this lease to be performed by Lessee. Lessor may use, apply or retain all or any part of this security deposit for the payment of any basic rent and additional rent or any other sum in default or for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, cost or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, within five (5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a breach of this lease. Lessor shall not, unless otherwise required by law, be required to keep this security deposit separate from its general funds nor pay interest to its Lessee. For full security deposit reimbursement the following conditions must be met:

a.) All walls ceilings, doors & trim must be clean and free of holes or be restored & refinished so that there is no evidence of damage to such surfaces.

b.) Overhead door must be free of any broken panels, cracked lumber or dented panels. The overhead door springs, rollers, trucks, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition;

c.) Heaters, air conditioning units must be in good working order. Filters must be changed - all thermostats must be in working order. Lessee must supply Lessor with maintenance records;

d.) All floors must be clean and free of dust, dirt, grease, oil and stains. Carpet to be shampooed or replaced if abused or neglected.

e.) Drop grid ceiling must be free of excessive dust from lack of changing filters. (No ceiling tiles should be missing or damaged.);

f.)   All trash must be removed from both inside and outside of the building;

g.) All light bulbs and ballasts must be working, with all lenses, globes and fixtures cleaned and returned in good condition;

h.) All signs in front of building and on glass entry door and rear door must be removed;

i.)   Hot water heater must work;

j.) All plumbing fixtures, equipment, and drains must be clean and in working order;

k.)   Warehouse floor must be clean and free of grease and stains;

l.)   Windows must be clean;

m.)   All keys must be returned;

n.)   All mechanical and electrical systems must be in good working condition;

o.) Lessee shall be in compliance with surrender provisions of Section 6.2 of this lease; and

p.) Lessee shall not have attempted to set off against the rent due hereunder sums due and owing to Lessee from Lessor.

q.) The security deposit shall be held for the entire duration of the lease term and shall not be applied towards the last month's rental of the Lease. If Lessee fails to pay its final month's rental obligation and attempts to apply its security deposit towards its rental obligations, Lessor may, with notice to Lessee, retain all of said security deposit as liquidated damages for the rental obligation only. Lessee shall continue to be liable for all other lease obligations contained herein.

                    SECTION XXVII (Environmental Conditions)

      Section 27.1. "Environmental Condition" Defined. As used in this lease, the phrase "Environmental Condition" shall mean: (a) any adverse condition which is in violation of any applicable state and federal environmental law, or (b) any condition which may result in a claim of liability or of violation under any federal, state or local statute hereafter enacted, or under any law, rule or regulation now or hereafter promulgated by the state in which the leased premises are located, or any political subdivision thereof, relating to such matters (collectively "Environmental Laws").

      Section 27.2. Compliance By Lessee. Lessee shall, at all times, during the lease term, comply with all Environmental Laws, and shall not, in the use and occupancy of the leased premises, cause or contribute to, or permit any party claiming by, through or under Lessee, to cause or contribute to any Environmental Condition. Lessee shall not, without the prior written consent of Lessor, receive, keep, maintain or use on or about the leased premises any substance as to which a filing with any federal, state or local governmental agency having jurisdiction over the leased premises is required.

      Section 27.3. Environmental Indemnity. Lessee will protect, indemnify and save harmless Lessor, Agent and, if Lessor is an Illinois land trust, the Trustee and its beneficiaries, and all of their agents, directors, officers and employees, from and against all liabilities, causes of action, costs and expenses (including, reasonable attorneys' fees and expenses) of whatever kind, known or unknown, based upon any Environmental Laws or resulting from any Environmental Condition which is caused or contributed to by the use or occupancy of the leased premises by Lessee or any party claiming by, through or under Lessee. In case any action is brought against any of the parties indemnified herein by reason of any occurrence described in this section, Lessee will, at Lessee's expense, retain legal counsel experienced in environmental defense law, resist and defend such action. The obligations of Lessee under this section shall survive the expiration or earlier termination of this lease.

      Section 27.4. Testing and Remedial Work. Lessor may conduct tests in or about the leased premises for the purpose of determining the presence of any Environmental Condition. If such tests indicate the presence of an Environmental Condition caused or contributed to by Lessee or any party claiming through Lessee, Lessee shall, reimburse Lessor for the cost of conducting such tests. Without limiting Lessee's liability under Section 27.3 hereof, in the event of any such Environmental Condition, Lessee shall promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law, or shall, at Lessor's election, pay Lessor for the cost to Lessor of remedying the same. In advance of Lessor's performing such work based upon Lessor's reasonable estimate of the cost thereof, and upon completion of such work by Lessor, Lessee shall pay to Lessor any shortfall promptly after Lessor bills Lessee therefor, or Lessor shall promptly refund to Lessee any excess deposit, as the case may be.

                    SECTION XXVIII (Miscellaneous Provisions)

      Section 28.1. In the event rail side track service is provided to the Premises, Lessee covenants and agrees to pay to the Lessor, as additional rent, its prorata share of all costs incurred by Lessor under rail agreements for the provisions and maintenance of such rail side track service.

      Section 28.2. In the event Lessee wishes to extend this lease, Lessee shall contact Lessor in writing six (6) months prior to the termination date of this lease, expressing his desire to extend. If Lessee fails to so notify Lessor within the time provided and Lessor expends money for advertising or other expenses in renting the demised premises, and Lessee enters into a lease extension after Lessor has expended money or incurred liability for promoting the demised premises, Lessee shall be obligated to reimburse Lessor for all such expenses incurred by Lessor, including a real estate commission, if a replacement tenant has already been secured by Lessor's real estate agent. The foregoing paragraph shall not be construed as granting Lessee an option to extend.

      Section 28.3. Lessee shall pay a fee for each additional copy of this lease other than Lessee's initial copies received from Lessor.

      Section 28.4. All fees for additional services shall be set by Lessor's Agent, shall be paid directly to said Agent, and shall be subject to change.


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

      Section 28.5. Lessee shall not keep any animals or pets on, about or within the premises. Further, Lessee shall not make or permit objectional noises or odors to emanate from the Premises nor disturb, solicit or canvas any occupant of the building.

      Section 28.6. Lessee shall at all times, leave its heating systems on at a temperature sufficient to prevent freeze-up of any water pipes in the Premises, or in the walls, floors and ceilings of space near the Premises.


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